Operating profit	12 Months Ended
Dec. 31, 2023
Operating profit
Operating profit

2 Operating profit

Operating profit includes the following significant items:

Cost of sales

In 2023, Cost of sales includes a charge of $114m (2022: charge of $3,484m) in relation to the release, in line with sales, of fair value uplift to inventory that was recognised under IFRS 3 ‘Business Combinations’ upon the acquisition of Alexion (see Note 27).

During the year, $nil government grants were recognised within Cost of sales (2022: $nil; 2021: $290m). The grants recognised in 2021 related to funding of manufactured Vaxzevria product for the US government, which expired prior to being accepted by the FDA.

Selling, general and administrative expense

In 2023, Selling, general and administrative expense includes a charge of $520m (2022: charge of $182m; 2021: charge of $42m) resulting from changes in the fair value of contingent consideration arising from the acquisition of the diabetes alliance from BMS. These adjustments reflect revised estimates for future sales performance for the products acquired and, as a result, revised estimates for future royalties payable.

In 2023, Selling, general and administrative expense also includes a charge of $1,013m (2022: charge of $789m; 2021: charge of $48m) relating to a number of legal proceedings, including settlements in various jurisdictions in relation to several marketed products (see Note 30).

Research and development expense: Government grants

During the year $74m (2022: $113m; 2021: $531m) of government grants were recognised within Research and development expense. The grants recognised relate to funding for Research and development and related expenses for COVID-19 mAbs of $nil (2022: $112m; 2021: $222m) and Vaxzevria of $74m (2022: $1m; 2021: $309m).

Other operating income and expense

	2023	2022	2021
	$m	$m	$m
Royalty income	107	59	62
Gains on disposal of intangible assets	251	104	513
Gains on disposal of investments in associates and joint ventures	–	–	776
Net gains/(losses) on disposal of other non-current assets	41	112	(4)
Update to the contractual relationships for Beyfortus (nirsevimab)	712	–	–
Other income[1]	393	439	453
Other expense	(164)	(200)	(308)
Other operating income and expense	1,340	514	1,492

1	Other income in 2023 includes $75m of income from Allergan Plc. in respect of the development of brazikumab (2022: $138m; 2021: $99m).

Gains on disposal of intangible assets in 2023 includes $241m on disposal of commercial rights to Pulmicort Flexhaler to Cheplapharm in the US.

Gains on disposal of intangible assets in 2021 includes $317m on disposal of rights to Crestor in over 30 countries in Europe, except in the UK and Spain.

Net gains/(losses) on disposal of other non-current assets in 2022 includes a $125m gain in respect of the Waltham R&D site sale and leaseback in MA, US (see Note 8).

Gains on disposal of investments in associates and joint ventures in 2021 relates to the disposal of the 26.7% ownership in Viela Bio, as part of the acquisition of Viela Bio by Horizon Therapeutics plc. AstraZeneca received cash proceeds and profit of $776m upon closing, with the profit recorded as Other operating income.

As part of the total consideration received in respect of the agreement to sell US rights to Synagis in 2019, $400m in total has been received related to the rights to participate in the future cash flows from the US profits or losses for Beyfortus (nirsevimab), with $190m cash inflows in 2023 primarily relating to a cash receipt from Sobi following achievement of a regulatory milestone. At 31 December 2022, the full amount of $522m was recognised as a financial liability within non-current Other payables (the Profit Participation Liability) as the Group had not fully transferred the risks and rewards of the underlying cash flows arising from Beyfortus to Sobi. All associated cash flows have been presented within investing activities as the Group has received the cash in exchange for agreeing to transfer future cash flows relating to an intangible asset. In 2023, the contractual relationship between AstraZeneca and Sobi relating to future sales of Beyfortus in the US was replaced by a royalty relationship between Sanofi and Sobi. As a result, the Profit Participation Liability was extinguished and derecognised from the Consolidated Statement of Financial Position, with a gain of $712m recorded in Other operating income and expense. In 2021, as a result of the Probability of Technical/Regulatory Success unwind, an increase of $114m to the Profit Participation Liability was recorded with the cost recorded in Other operating expense.

Restructuring costs

During 2023, the Group has incurred $467m of net restructuring costs, of which $362m resulted from activities that are part of the Post Alexion Acquisition Group Review (PAAGR), bringing the cumulative charges under this programme to $2,067m. Costs in 2023 included $109m within Cost of sales due to the rationalisation of our manufacturing capacity and footprint across certain production sites, $207m within Selling, general and administrative expense in relation to HR, Finance, IT & other integration costs as well as some severance costs, $212m within Research and development expense in relation to the transformation of clinical, regulatory and other R&D data and systems, partially offset by income of $61m in Other operating income and expense generated from the disposal of assets impacted by the restructuring.

In conjunction with the acquisition of Alexion in 2021, the enlarged Group initiated the PAAGR; a global restructuring programme aimed at integrating systems, structure and processes, optimising the global footprint and prioritising resource allocations and investments. During 2023, the Group has identified all remaining activities and finalised the scope of the programme. This includes the commencement of work on the planned upgrade of the Group's Enterprise Resource Planning IT systems (Axial Project), which is expected to be substantially complete by the end of 2030. The Group has also continued to progress other legacy restructuring programmes.

Total restructuring costs in 2023 includes an impairment charge to Property, plant and equipment of $7m (2022: reversal of $4m; 2021: charge of $343m), impairment of Right-of-use assets of $13m (2022: $nil; 2021: $nil) and no impairment of Intangible assets (software development costs) (2022: reversal $17m; 2021: charge of $16m).

The tables below show the costs that have been charged in respect of restructuring programmes by cost category and type. Severance provisions are detailed in Note 21.

	2023	2022	2021
	$m	$m	$m
Cost of sales	109	266	722
Distribution expense	–	2	–
Research and development expense	212	111	223
Selling, general and administrative expense	207	405	338
Other operating income and expense	(61)	(67)	–
Total charge	467	717	1,283

	2023	2022	2021
	$m	$m	$m
Severance costs	57	187	217
Accelerated depreciation and impairment charges	68	135	371
Other[1]	342	395	695
Total charge	467	717	1,283

1	Other costs are those incurred in designing and implementing the Group’s various restructuring initiatives, including costs of integrating systems, structure and processes as part of the PAAGR, costs relating to the Alexion acquisition, internal project costs and external service fees.

Financial instruments

Included within Operating profit are the following net gains and losses on financial instruments:

	2023	2022	2021
	$m	$m	$m
Gains/(losses) on forward foreign exchange contracts	42	150	(21)
Losses on receivables and payables	(260)	(203)	(42)
Total	(218)	(53)	(63)

Impairment charges

Details of impairment charges for 2023, 2022 and 2021 are included in Notes 7, 8 and 10.